Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Wayne Moor, Chief Financial Officer of Dyadic International Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         1. The Quarterly Report on Form 10-QSB of the Company for the period ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

         IN WITNESS WHEREOF, the undersigned has executed this certification as of the 16th day of May 2005.

                                                  /s/ Wayne Moor
                                                  ------------------------
                                                  Name: Wayne Moor
                                                  Title: Chief Financial Officer

This certification accompanies the Quarterly Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by Dyadic International, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Dyadic International, Inc. and will be retained by Dyadic International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.